Supplement dated May 31, 2019

to the Prospectus for:

Executive Benefit Variable Universal LifeSM , dated May 1, 1998, as supplemented

This supplement revises the Prospectus to reflect changes effective after the close of the New York Stock Exchange (NYSE) on May 24, 2019:

On May 24, 2019, Invesco Ltd. acquired OppenheimerFunds, Inc. In connection with this transaction (the “Acquisition”), the Board of Trustees of Oppenheimer Variable Account Funds (the “Oppenheimer VA Trust”) approved the transfer of the assets and liabilities of each series of the Oppenheimer VA Trust identified in the chart below (individually, an “Oppenheimer Fund” and collectively, the “Oppenheimer Funds”) to a corresponding, newly formed series of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (individually, an “Invesco Oppenheimer Fund” and collectively, the “Invesco Oppenheimer Funds”). Each Invesco Oppenheimer Fund has the same investment objective and substantially similar principal investment strategies and risks as the corresponding Oppenheimer Fund.

After the close of the NYSE on May 24, 2019, we transferred policy value allocated to each of the Oppenheimer Funds into the corresponding Invesco Oppenheimer Funds. If you submitted transaction requests (in good order) involving any of the Oppenheimer Funds before the close of the NYSE on May 24, 2019, we processed those requests prior to the Acquisition.

The Oppenheimer Funds are no longer available as an investment choice. Additionally, we will consider any reference to an Oppenheimer Fund in a written transaction request received in good order after May 24, 2019 to be a reference to the corresponding Invesco Oppenheimer Fund.

Impact on Systematic Programs and Premium Payment Allocations. After May 24, 2019, if you had current systematic program elections and/or premium payment instructions on file directing us to utilize an Oppenheimer Fund, we replaced the Oppenheimer Fund with the corresponding Invesco Oppenheimer Fund.

In relation to this transaction, please note the following:

Trust:

•	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) is the trust for the Invesco Oppenheimer Funds.

Funds, Investment Adviser, and Investment Sub-Adviser:

MERGING FUND		ACQUIRING FUND
Oppenheimer Conservative Balanced Fund/VA		Invesco Oppenheimer V.I. Conservative Balanced Fund
Adviser:	OFI Global Asset Management, Inc.	Adviser:	Invesco Advisers, Inc.
Sub-Adviser:	OppenheimerFunds, Inc.	Sub-Adviser:	N/A
Oppenheimer International Growth Fund/VA		Invesco Oppenheimer V.I. International Growth Fund
Adviser:	OFI Global Asset Management, Inc.	Adviser:	Invesco Advisers, Inc.
Sub-Adviser:	OppenheimerFunds, Inc.	Sub-Adviser:	N/A
Oppenheimer Main Street Fund®/VA		Invesco Oppenheimer V.I. Main Street Fund®
Adviser:	OFI Global Asset Management, Inc.	Adviser:	Invesco Advisers, Inc.
Sub-Adviser:	OppenheimerFunds, Inc.	Sub-Adviser:	N/A

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MERGING FUND		ACQUIRING FUND
Oppenheimer Total Return Bond Fund/VA		Invesco Oppenheimer V.I. Total Return Bond Fund
Adviser:	OFI Global Asset Management, Inc.	Adviser:	Invesco Advisers, Inc.
Sub-Adviser:	OppenheimerFunds, Inc.	Sub-Adviser:	N/A

All references in the Prospectus to an Oppenheimer Fund are replaced with the corresponding Invesco Oppenheimer Fund.

If you have questions about this supplement, or other product questions, you may contact your registered representative, call our Customer Service Center at (800) 272-2216 (8 a.m. - 8 p.m. Eastern Time), or visit us online at www.MassMutual.com/contact-us.

For more information about the funds, read each fund prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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